SUPPLEMENT DATED OCTOBER 2, 1995 TO THE CURRENT PROSPECTUS OF LORD ABBETT VALUE APPRECIATION FUND, INC.

Effective October 2, 1995 Edward von der Linde serves as portfolio manager for the Lord Abbett Value Appreciation (the "Fund"), having been involved with the Fund's management since September, 1988. Mr. von der Linde has been with Lord Abbett & Co. since 1988 and has over 9 years of investment experience.



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